Exhibit 99.1

FOR IMMEDIATE RELEASE

Compute Health Acquisition Corp. Announces the Separate Trading of its Class A Common Stock and
Redeemable Warrants Commencing March 29, 2021

WILMINGTON, DE, March 26, 2021 — Compute Health Acquisition Corp. (NYSE: CPUH.U) (the “Company”) today announced that, commencing March 29, 2021, holders of the units sold in the Company’s initial public offering of 86,250,000 units completed on February 9, 2021, may elect to separately trade the shares of Class A common stock and redeemable warrants included in the units. Those units not separated will continue to trade on The New York Stock Exchange (“NYSE”) under the symbol “CPUH.U,” and the shares of Class A common stock and redeemable warrants that are separated will trade on the NYSE under the symbols “CPUH” and “CPUH WS,” respectively. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into shares of Class A common stock and redeemable warrants.

The Company is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company intends to focus on healthcare businesses that are already leveraging, or have the potential to leverage, computational power, with an emphasis on companies in the medical device space, including imaging and robotics, and companies operating in the virtual care space, including telehealth, care delivery and next-generation payor and provider models. The Company’s management team is led by Omar Ishrak, Jean Nehmé and Joshua Fink.

The units were initially offered by the Company in an underwritten offering. Goldman Sachs & Co. LLC acted as the sole book-running manager in the offering.

The offering was made only by means of a prospectus, copies of which may be obtained for free from the U.S. Securities and Exchange Commission (the “SEC”) website at www.sec.gov or by contacting Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282, Attn: Prospectus Department, by telephone at 866-471-2526, facsimile at 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com.

A registration statement relating to the securities was filed with, and declared effective by, the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including with respect to the anticipated separate trading of the Company’s Class A common stock and redeemable warrants and the pursuit of an initial business combination. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus relating to the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Investor Contact:

Joshua Fink

Co-Chief Executive Officer

Telephone: (212) 829-3500

Email: ir@compute-health.com